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                                                                  EXHIBIT 10.2.1

                                 FIRST AMENDMENT
                                       TO
                          FINANCIAL ADVISORY AGREEMENT


         THIS FIRST AMENDMENT TO FINANCIAL ADVISORY AGREEMENT (this "Amendment") is made and entered into effective as of March 30, 2001 among Home Interiors & Gifts, Inc., a Texas corporation (together with its successors, the "Company"), Dallas Woodcraft, Inc., a Texas corporation (together with its successors, "Woodcraft"), GIA, Inc., a Nebraska corporation (together with its successors, "GIA"), Homco, Inc., a Texas corporation (together with its successors, "Homco"), Homco Puerto Rico, Inc., a Delaware corporation (together with its successors, "HPR"), Spring Valley Scents, Inc., a Texas corporation ("SVS"), Home Interiors de Mexico S. de R.L. de C.V. (formerly Homco de Mexico, S.A. de C.V.), a Mexico corporation ("HDM" and, together with the Company, Woodcraft, GIA, Homco, HPR and SVS, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                                   BACKGROUND

         1. The Clients and HMCo are parties to that certain Financial Advisory Agreement dated as of June 4, 1998 (the "Agreement").

         2. The Clients and HMCo desire to make certain amendments to the Financial Advisory Agreement in accordance with certain provisions of the Credit Agreement (as hereinafter defined).

         3. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                   AMENDMENTS

         1. Amendment to Section 3. Compensation: Effective as of the date hereof, Section 3(b) of the Agreement is amended and restated to read in its entirety as follows:

                  3.  Compensation.

                  (b) In connection with any Subsequent Transaction consummated after March 30, 2001, during the term of this Agreement in which HMCo has rendered financial advisory, investment banking or other similar services to the Clients at the request of the board of directors of the Company for the benefit of any Client, the applicable Client shall, and the other Clients shall cause such Client to, accrue a cash fee equal to 1.5% of the Transaction Value of such Subsequent Transaction for the benefit of HMCo, at the closing of any such Subsequent Transaction, such accrued amount payable only at such time and in accordance with the terms of



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         the Credit Agreement. As used herein, (i) the term "Transaction Value"
         means the total value of the Subsequent Transaction, including, without limitation, the aggregate amount of the funds required to complete the Subsequent Transaction (excluding any fees accrued or payable pursuant to this Section 3(b)), including without limitation, the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding) and (ii) "Credit Agreement" means that certain Credit Agreement, dated as of the date hereof, among the Company, the lenders from time to time party thereto, The Chase Manhattan Bank, as syndication agent, National Westminster Bank, PLC, as documentation agent, Prudential Insurance Company of America, as a co-agent, Societe Generale, as a co-agent, Citicorp USA, Inc., as a co-agent, and Bank of America, N.A. (formerly known as NationsBank, N.A.), as administrative agent (as amended, waived, supplemented, or otherwise modified from time to time, together with any substitution or replacement therefor).

         2. Governing Law. This Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         3. Assignment. This Amendment and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.


               [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                 HICKS, MUSE & CO. PARTNERS, L.P.

                                 By:  HM PARTNERS INC.,
                                      its General Partner

                                 By:  /s/  David W. Knickel
                                    -------------------------------------------
                                 Name:  David Knickel
                                      -----------------------------------------
                                 Title:  Vice President
                                       ----------------------------------------



                                 HOME INTERIORS & GIFTS, INC.

                                 By:  /s/  Kenneth J. Cichocki
                                    -------------------------------------------
                                 Name:  Kenneth J. Cichocki
                                      -----------------------------------------
                                 Title:  President of Finance and
                                       ----------------------------------------
                                 Chief Financial Officer
                                 ----------------------------------------------



                                 DALLAS WOODCRAFT, INC.

                                 By:  /s/  Kenneth J. Cichocki
                                    -------------------------------------------
                                 Name:  Kenneth J. Cichocki
                                      -----------------------------------------
                                 Title:  Secretary
                                       ----------------------------------------



                                 GIA, INC.

                                 By:  /s/  Kenneth J. Cichocki
                                    -------------------------------------------
                                 Name:  Kenneth J. Cichocki
                                      -----------------------------------------
                                 Title:  Secretary
                                       ----------------------------------------



                                 HOMCO, INC.

                                 By:  /s/  Kenneth J. Cichocki
                                    -------------------------------------------
                                 Name:  Kenneth J. Cichocki
                                      -----------------------------------------
                                 Title:  Secretary
                                       ----------------------------------------


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                                 HOMCO PUERTO RICO, INC.

                                 By:  /s/  Kenneth J. Cichocki
                                    -------------------------------------------
                                 Name:  Kenneth J. Cichocki
                                      -----------------------------------------
                                 Title:  Secretary
                                       ----------------------------------------



                                 SPRING VALLEY SCENTS, INC.

                                 By:  /s/  Kenneth J. Cichocki
                                    -------------------------------------------
                                 Name:  Kenneth J. Cichocki
                                      -----------------------------------------
                                 Title:  Secretary
                                       ----------------------------------------



                                 HOME Interiors de Mexico S. de R.L. de C.V.
                                 (f/k/a HOMCO DE MEXICO, S.A. DE C.V.)

                                 By:  /s/  Donald J. Carter, Jr.
                                    -------------------------------------------
                                 Name:  Donald J. Carter, Jr.
                                      -----------------------------------------
                                 Title:  General Manager
                                       ----------------------------------------